Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND Amendment to CREDIT Agreement (this “Amendment”) is made as of October 1, 2024, by and among PAYLOCITY HOLDING CORPORATION, a Delaware corporation (the “Borrower”), each of the Guarantors (as hereinafter defined), the Lenders (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the “Administrative Agent”).

Recitals

A. The Borrower, the entities from time to time party thereto as guarantors (each, a “Guarantor” and collectively, the “Guarantors”, and together with the Borrower, collectively, the “Loan Parties” and each, a “Loan Party”), the lenders from time to time party thereto (the “Lenders”), and Administrative Agent are parties to that certain Credit Agreement, dated as of July 17, 2019 (as amended, restated, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make one or more loans or other extensions of credit to the Borrower upon the terms and conditions set forth therein.

B. The Loan Parties have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders are willing to make such amendments in the manner, and on the terms and conditions, provided for herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement, the other Loan Documents and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Accuracy of Recitals. The accuracy of the Recitals set forth above is confirmed by the Loan Parties and incorporated herein as express representations of the Loan Parties.

2.Amendments to the Credit Agreement.

(a)Section 1.1 of the Credit Agreement (Certain Definitions) shall be amended by amending and restating the last sentence of the definition of Excluded Subsidiary to read as follows:

As of the Second Amendment Effective Date, the Excluded Subsidiaries are listed on Schedule 1.1(C), which such schedule may be updated from time to time by the Borrower by delivering an updated Schedule 1.1(C) to the Administrative Agent.

(b)Section 1.1 of the Credit Agreement (Certain Definitions) shall be further amended by inserting the following new defined terms in their appropriate alphabetical order to read as follows:

Airbase means Airbase Inc., a Delaware corporation, which will become a Subsidiary of the Borrower after the Second Amendment Effective Date.

Airbase Customer has the meaning set forth in Section 8.1.12.

Second Amendment Effective Date means October 1, 2024.

(c)Section 8.1.12 of the Credit Agreement (No Commingling of Customer Funds; Sweep of Interest Income) shall be amended and restated in its entirety to read as follows:

8.1.12 No Commingling of Customer Funds; Sweep of Interest Income. None of Borrower or any other Loan Party nor any of their respective Subsidiaries shall deposit any funds into a Segregated Customer Funds Account or direct or permit any other Person to deposit any funds into such Segregated Customer Funds Account, other than Customer Funds. Borrower and the other Loan Parties shall cause all amounts on deposit or investment in the Segregated Customer Funds Accounts that constitute interest income (or otherwise no longer constitute Customer Funds) to be swept on at least a quarterly basis to a Controlled Deposit Account. Notwithstanding the foregoing, Airbase utilizes some of the products and services that it provides to customers, which results in certain of Airbase’s funds being deposited into the customer account in its capacity as a bona fide customer; therefore, during the eighteen (18) month period following the Second Amendment Effective Date, Airbase shall be permitted to commingle up to $2,000,000 of its funds (measured at any given time) with Customer Funds in the ordinary course of business.

(d)Schedule 1.1(C) of the Credit Agreement (Excluded Subsidiaries) shall be amended and restated in its entirety to read as set forth on Annex I attached hereto.

3.Conditions. The obligations of Administrative Agent and the Lenders hereunder, and this Amendment, will be effective on the date (the “Amendment Effective Date”) upon Administrative Agent’s confirmation of satisfaction (or waiver) of each of the following conditions, each in a manner in form and substance acceptable to Administrative Agent:

(a)Representations and Warranties. The representations and warranties contained in Section 4 herein are true and correct pursuant to the terms thereof;

(b)Amendment. The Loan Parties shall have delivered to Administrative Agent a copy of this Amendment executed by the Loan Parties, the Lenders and the Administrative Agent; and

(c)Fees and Expenses. Payment of all other fees and expenses payable on the Amendment Effective Date (including, without limitation, reasonable fees, charges and disbursements of counsel for the Administrative Agent).

4.Representations and Warranties. To induce Lenders and Administrative Agent to enter into this Amendment, each Loan Party represents and warrants to Lenders and Administrative Agent as of the date hereof as follows:

(a)Each Loan Party has all requisite power and authority to enter into this Amendment and to perform all its respective Obligations hereunder and under the Credit Agreement (as amended by this Amendment). This Amendment has been duly executed and delivered by each Loan Party and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of each Loan Party enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity relating to creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law. The execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement (as amended by this Amendment) (i) are within each Loan Party’s corporate powers and have been duly authorized by all necessary corporate action, (ii) are not in contravention of the terms of any Loan Party’s organizational documents, (iii) are not in contravention of the terms of any material agreement to which any Loan Party is a party, any law or regulation, or any judgment, order, writ, injunction or decree of any court or Official Body binding on or affecting a Loan Party, except the contravention of which would not reasonably be likely to have a Material Adverse Change, (iv) will not require the consent of any Official Body or any Person party to a material agreement to which any Loan Party is a party, except those consents which will have been duly obtained, made or compiled prior to date hereof and which are in full force and effect, and (v) will not result in the creation of any Lien, except for a Permitted Lien, upon any asset of any Loan Party.

(b)Immediately before and after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties that are subject to materiality or Material Adverse Change qualifications are true and correct in all respects and the representations and warranties of the Loan Parties that are not subject to materiality or Material Adverse Change qualifications, are true and correct in all material respects, in each case, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all respects or in all material respects (as applicable) as of such earlier date, and except that for purposes of this Section 4, the representations and warranties contained in Section 6.1.6 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 8.3 of the Credit Agreement and (ii) no Event of Default or Potential Default has occurred and is continuing or shall result from this Amendment.

5.Reaffirmation. Except as specifically modified by this Amendment, the Credit Agreement, and the other Loan Documents (including all guaranty agreements, collateral agreements, and subordination agreements) remain in full force and effect in accordance with their respective terms and are hereby ratified, reaffirmed and confirmed by the Loan Parties and nothing herein shall be construed or deemed a novation or discharge of any Lien or Obligation of any Loan Party under any Loan Document. For avoidance of doubt, each Guarantor hereby agrees, confirms and reaffirms that it is a “Company” under the Intercompany Subordination Agreement and a “Payor” under that certain Master Intercompany Note dated as of July 17, 2019, executed in connection therewith and bound by the terms of each of the foregoing.

6.[Reserved].

7.[Reserved].

8.Reviewed by Attorneys. Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent and the Lenders that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment and document executed in connection herewith with, such attorneys and other persons as such Loan Party may wish, (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person and (d) is not relying upon oral representations or statements inconsistent with the terms and provisions of this Amendment. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.

9.Integration. This Amendment, together with the Credit Agreement and the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. Without limiting the foregoing provisions of this Section 10, if and to the extent that the enforceability of any provisions in this Amendment relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent or the Issuing Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

11.Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Administrative Agent or Lenders to amend or otherwise modify any of the provisions of the Credit Agreement or any other Loan Document and this Amendment shall have no binding force or effect until the Amendment Effective Date.

12.Counterparts; Electronic Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

13.Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of New York without regard to its conflict of laws principles.

14.Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the Administrative Agent, the Lenders and their respective successors and assigns, and the Loan Parties and each of their respective successors and permitted assigns, except that the Loan Parties may not assign or transfer their obligations hereunder or any interest herein.

15.Attorneys’ Fees; Costs. The Loan Parties agree to promptly pay, upon written demand, all reasonable and documented out-of-pocket attorneys’ fees and costs incurred by the Administrative Agent in connection with the negotiation, documentation, and execution of this Amendment and documentation relating thereto.

16.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF

LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16.

17.Total Agreement. This Amendment, the Credit Agreement and the other Loan Documents contain the entire understanding among the Loan Parties, Lenders and Administrative Agent and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties, or guarantees not herein contained and hereinafter made have no force and effect unless in writing. Neither this Amendment nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled, or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

BORROWERS AND GUARANTORS:
BORROWER:
PAYLOCITY HOLDING CORPORATION

By:	/s/ Nick Rost
Name:	Nick Rost
Title:	Vice President & Chief Accounting Officer

GUARANTORS:

PAYLOCITY CORPORATION

By:	/s/ Nick Rost
Name:	Nick Rost
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT (PAYLOCITY)]

VIDGRID INC.

By:	/s/ Nick Rost
Name:	Nick Rost
Title:	Vice President and Assistant Secretary

SAMEPAGE LABS INC.

By:	/s/ Nick Rost
Name:	Nick Rost
Title:	Vice President and Assistant Secretary

BLUE MARBLE PAYROLL, LLC

By:	/s/ Nick Rost
Name:	Nick Rost
Title:	Vice President and Assistant Secretary

CLOUDSNAP, INC.

By:	/s/ Nick Rost
Name:	Nick Rost
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT (PAYLOCITY)]

LENDERS AND AGENTS:

PNC BANK, NATIONAL ASSOCIATION
individually, as a Lender and as Administrative Agent

By:	/s/ Shane Johnson
Name:	Shane Johnson
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT (PAYLOCITY)]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John R. Macks
Name:	John R. Macks
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT (PAYLOCITY)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian Ruger
Name:	Brian Ruger
Title:	Executive Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT (PAYLOCITY)]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Katherine L. Plotner
Name:	Katherine L. Plotner
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT (PAYLOCITY)]

JP MORGAN CHASE BANK N.A., as a Lender

By:	/s/ Christine Lathrop
Name:	Christine Lathrop
Title:	Executive Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT (PAYLOCITY)]

TRUIST BANK, as a Lender

By:	/s/ Alfonso Brigham
Name:	Alfonso Brigham
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT (PAYLOCITY)]

ANNEX I
SCHEDULE 1.1(C)

1.Samepage S.R.O.
2.Benefits Administration Technologies Inc.
3.Airbase Labs India Private Limited